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                                                               Exhibit 10.38(ii)

                                    SCHEDULE

           WARRANTS ISSUED TO PURCHASERS UNDER THE SECURITIES PURCHASE AGREEMENT IN ADDITION TO WARRANT DISCLOSED AS EXHIBIT 10.38(i)


1. Warrant dated as of August 29, 2000 issued by TransTechnology Corporation to Albion Alliance Mezzanine Fund I, L.P. for 22,805 shares of TransTechnology common stock.

2. Warrant dated as of August 29, 2000 issued by TransTechnology Corporation to Albion Alliance Mezzanine Fund II, L.P. for 48,462 shares of TransTechnology common stock.

3. Warrant dated as of August 29, 2000 issued by TransTechnology Corporation to The Equitable Life Assurance Company of the United States for 71,267 shares of TransTechnology common stock.

4. Warrant dated as of August 29, 2000 issued by TransTechnology Corporation to Fleet Corporate Finance, Inc. for 71,267 shares of TransTechnology common stock.

5. Warrant dated as of August 29, 2000 issued by TransTechnology Corporation to Citizens Capital, Inc. for 42,760 shares of TransTechnology common stock.